UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 1999

                           PRECISION AUTO CARE, INC.
             (Exact name of registrant as specified in its charter)


                 Virginia                 1-14510              54-1847851
                 --------                 -------              ----------
    (State or other jurisdiction     (Commission File)    (IRS Employer ID No.)
 of incorporation or organization)

            748 Miller Drive, S.E.
              Leesburg, Virginia                                    20175
              ------------------                                    -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (703) 777-9095


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ITEM 5.     Other Events.

            A copy of the Registrant's press release dated January 26, 1999 is attached hereto as Exhibit 99 and incorporated herein by reference. A copy of the Subordinated Debenture in the principal amount of $5,000,000, which constitutes the bridge loan referenced in the press release, is included as
Exhibit 4 and all of its terms are incorporated herein by reference.

ITEM 7.     Financial Statements and Exhibits.

            (c)  Exhibits

                  4 Subordinated Debenture dated January 25, 1999 in the principal amount of $5,000,000.

                 99 Press Release of Precision Auto Care, Inc., dated January 26, 1999.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Leesburg, Virginia, on January 26, 1999.

                                      Precision Auto Care, Inc.

                                      By:
                                          _____________________________________
                                           Arnold Janofsky
                                           Senior Vice President, Secretary and
                                              General Counsel